UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2009

Adaptec, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-15071	94-2748530
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

691 S. Milpitas Blvd.
Milpitas, California    95035
(Address of principal executive offices including zip code)

(408) 945-8600
(Registrant's telephone number, including area code)

      N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

     On May 6, 2009, the Board of Directors ("Board") of Adaptec, Inc. (the "Company") amended and restated the Company's bylaws (the "Amended Bylaws") by revising Section 2.1 to change the vote standard from plurality to an affirmative vote of the majority of votes cast at any meeting for the election of directors at which a quorum is present in uncontested elections. An affirmative vote of the majority of votes cast means the votes cast "for" a nominee's election must exceed the votes cast "against" the nominee's election. The vote standard for contested elections will continue to be the plurality of votes cast.

     The Company's Corporate Governance Principles and Charter for the Governance and Nominating Committee have been revised to give effect to the foregoing change made to the Amended Bylaws. Incumbent directors are required to submit a resignation from the Board that would become effective following a meeting of stockholders at which the director failed to receive the requisite vote for re-election. In the case of such failure, the Corporate Governance and Nominating Committee will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. The Board will act on the Corporate Governance and Nominating Committee's recommendation and publicly disclose its decision within 90 days from the date of the certification of the election results. If the Board decides not to accept the resignation, it will permit the director to withdraw his or her resignation prior to its effectiveness.

     The Amended Bylaws also revise Section 1.8 to allow any stockholder of record to call upon the Board to set a record date for the purpose of a stockholder action by written consent, and Section 2.2 to clarify the ability of stockholders to remove directors with or without cause by a majority of the voting power then entitled to vote.

     The foregoing description of the material terms of the Amended Bylaws is qualified in its entirety by the full text of Amended Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K.

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Item 9.01    Financial Statements and Exhibits

(d)   Exhibits.

        The following exhibits are filed with this report:

Exhibit Number	Description of Exhibit
3.1	Amended and Restated Bylaws of the Company, effective May 6, 2009

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Adaptec, Inc.

By: /s/ MARY L. DOTZ Mary L. Dotz Chief Financial Officer

May 12, 2009

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EXHIBIT INDEX

Exhibit Number	Description of Exhibit
3.1	Amended and Restated Bylaws of the Company, effective May 6, 2009 Also provided in PDF format as a courtesy.